UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐
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☐    Definitive Proxy Statement
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CONSENSUS CLOUD SOLUTIONS, INC.
_______________________________________________________________________________
(Name of Registrant as Specified in Its Charter)
_______________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

CONSENSUS CLOUD SOLUTIONS, INC.

2022 Annual Meeting

Vote by June 14, 2022

11:59 PM ET

consensus
Cloud Solutions

CONSENSUS CLOUD SOLUTIONS, INC.
700 S FLOWER ST. SUITE 1500
LOS ANGELES, CA 90017

You invested in CONSENSUS CLOUD SOLUTIONS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 01, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 15, 2022
8:30 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/CCSI2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Nathaniel Simmons	For
1b.	Douglas Bech	For
2.	To ratify the appointment of BDO USA, LLP to serve as the Company's independent auditors for fiscal 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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